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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 6, 2006

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
             (Exact name of registrant as specified in its charter)


           Maryland                 000-50249                  52-2298116
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)           Identification Number)




                    50 Rockefeller Plaza                          10020
                         New York, NY                           (Zip Code)
           (Address of principal executive offices)



                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.


On December 6, 2006, Anne Coolidge Taylor, age 37, resigned as president of Corporate Property Associates 15 Incorporated (the "registrant"). Ms. Taylor was president since the registrant's inception in 2001. Also on December 6, 2006, Benjamin P. Harris, age 31, was appointed president of the registrant. Mr. Harris also served as president of Corporate Property Associates 12 Incorporated, an affiliate of the registrant that was also managed by W. P. Carey & Co. LLC until its merger with Corporate Property Associates 14 Incorporated on December 1, 2006.

Mr. Harris joined W. P. Carey & Co. LLC as an analyst in 1998 and is currently managing director and head of domestic investments. Mr. Harris graduated with joint degrees from the University of Kings College and Dalhousie University in Canada with a BSc in economics. He is also a Charted Financial Analyst, and a member of the alternative investments committee of the New York Society of Securities Analysts.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED



Date:    December 12, 2006              By: /s/ Mark J. DeCesaris
                                            ----------------------------------
                                            Mark J. DeCesaris, Managing Director
                                            and Acting Chief Financial Officer